June 1,  2001



Celtic  Capital  Corporation
2951  28th  Street,  Suite  2030
Santa  Monica,  CA  90404

Attention:     Mr.  Mark  Hafner
               President


Ladies  and  Gentlemen:

     This letter agreement sets forth the agreement of National Manufacturing Technologies, Inc., a California corporation ("NMTI"), I-PAC Manufacturing, Inc., a California corporation ("Electronics"), I-PAC Precision Machining, Inc. ("Sheet Metal"), National Metal Technologies ("NMT"), Comtel Holdings, Inc., a Delaware corporation ("Comtel Holdings"), and Alton Diversified Technologies, Inc., a California corporation ("Alton"), to assist Celtic Capital Corporation, a California corporation ("Celtic"), in the collection of certain accounts receivable of Electronics, Sheet Metal and NMT (the "Receivables").

The undersigned are executing this letter agreement in order to induce Celtic to approve the sale of Electronics' and Sheet Metal's equipment and inventory to Alton pursuant to the Asset Purchase Agreement dated as of June 1, 2001 among Electronics, Sheet Metal, Alton and NMTI. Celtic has a security interest in said equipment and inventory pursuant to each of the Loan and Security
Agreements with Electronics and Sheet Metal dated as of June 18, 1999, as amended (the "Loan and Security Agreements"). Each of Electronics and Sheet Metal is in default of its obligations to repay its debt under its respective Loan and Security Agreement. Pursuant to the Loan and Security Agreements,
Celtic may, among other things, exercise all of the rights and remedies of Electronics and Sheet Metal with respect to collection of the Receivables.

     Each of NMTI, Electronics, Sheet Metal, Comtel Holdings and Alton covenants and agrees to provide promptly to Celtic such agreements, instruments, certificates and other documents, and to do and perform promptly such other acts and things, as Celtic may reasonably request from time to time to facilitate Celtic's collection of the Receivables. Each of NMTI, Electronics, Sheet Metal, Comtel Holdings and Alton further covenants and agrees to act in good faith and use commercially reasonable efforts (but without incurring material cost or expense) to provide the documentation and assistance described in the preceding sentence, which shall include, without limitation, the following:

(1) NMTI, Electronics, Sheet Metal and NMT providing to Celtic any information reasonably requested thereby concerning the Receivables, including, without limitation, the amount and aging of each account, the name and address of each account debtor and a copy of all correspondence with each account debtor regarding each account; and


(2) each of Comtel Holdings and Alton using commercially reasonable efforts (but without incurring material cost or expense) to influence each account debtor to make full payment of the Receivables payable thereby, without discount or offset.

     This letter agreement is subject to the terms of the Workout Agreement dated as of May 31, 2001 between Celtic and each of NMTI, Electronics, Sheet Metal and NMT and shall terminate on the date on which Celtic has been paid all amounts owed thereto by NMTI, Electronics, Sheet Metal and NMT.

     This letter agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California.

Very  truly  yours,

NATIONAL  MANUFACTURING  TECHNOLOGIES  INC.


By: /S/ Patrick W. Moore
    --------------------
Name: Patrick W. Moore
Title: Chief Executive Officer


I-PAC  MANUFACTURING,  INC.


By: /S/ Patrick W. Moore
    --------------------
Name: Patrick W. Moore
Title: Chief Executive Officer



IPAC  PRECISION  MACHINING,  INC.


By: /S/ Patrick W. Moore
    --------------------
Name: Patrick W. Moore
Title: Chief Executive Officer



NATIONAL  METAL  TECHNOLOGIES


By: /S/ Patrick W. Moore
    --------------------
Name: Patrick W. Moore
Title: Chief Executive Officer



COMTEL  HOLDINGS,  INC.


By: /S/ Lyle Jensen
    ---------------
Name: Lyle Jensen
Title: Chief Executive Officer



ALTON  DIVERSIFIED  TECHNOLOGIES,  INC.


By: /S/ Lyle Jensen
    ---------------
Name: Lyle Jensen
Title: Chief Executive Officer